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Exhibit 24.2

POWER OF ATTORNEY

        Each of the undersigned Directors of PG&E Corporation hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Form 10-K Annual Report for the year ended December 31, 2002, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, we have signed these presents this 19th day of February, 2003.

DAVID R. ANDREWS David R. Andrews	MARY S. METZ Mary S. Metz
DAVID A. COULTER David A. Coulter	CARL E. REICHARDT Carl E. Reichardt
C. LEE COX C. Lee Cox	BARRY LAWSON WILLIAMS Barry Lawson Williams
WILLIAM S. DAVILA William S. Davila	ROBERT D. GLYNN, JR. Robert D. Glynn, Jr.

POWER OF ATTORNEY

        ROBERT D. GLYNN, JR., the undersigned, Chairman of the Board, Chief Executive Officer, and President of PG&E Corporation, hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Chairman of the Board, Chief Executive Officer, and President (principal executive officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 2002, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have signed these presents this 19th day of February, 2003.

ROBERT D. GLYNN, JR. Robert D. Glynn, Jr.

POWER OF ATTORNEY

        PETER A. DARBEE, the undersigned, Senior Vice President and Chief Financial Officer of PG&E Corporation, hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Senior Vice President and Chief Financial Officer (principal financial officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 2002, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have signed these presents this 19th day of February, 2003.

PETER A. DARBEE Peter A. Darbee

POWER OF ATTORNEY

        CHRISTOPHER P. JOHNS, the undersigned, Senior Vice President and Controller of PG&E Corporation, hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Senior Vice President and Controller (principal accounting officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 2002, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have signed these presents this 19th day of February, 2003.

CHRISTOPHER P. JOHNS Christopher P. Johns

POWER OF ATTORNEY

        Each of the undersigned Directors of Pacific Gas and Electric Company hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Form 10-K Annual Report for the year ended December 31, 2002, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, we have signed these presents this 19th day of February, 2003.

DAVID R. ANDREWS David R. Andrews	MARY S. METZ Mary S. Metz
DAVID A. COULTER David A. Coulter	CARL E. REICHARDT Carl E. Reichardt
C. LEE COX C. Lee Cox	GORDON R. SMITH Gordon R. Smith
WILLIAM S. DAVILA William S. Davila	BARRY LAWSON WILLIAMS Barry Lawson Williams
ROBERT D. GLYNN, JR. Robert D. Glynn, Jr.

POWER OF ATTORNEY

        GORDON R. SMITH, the undersigned, President and Chief Executive Officer of Pacific Gas and Electric Company, hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as President and Chief Executive Officer (principal executive officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 2002, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have signed these presents this 19th day of February, 2003.

GORDON R. SMITH Gordon R. Smith

POWER OF ATTORNEY

        KENT M. HARVEY, the undersigned, Senior Vice President—Chief Financial Officer and Treasurer of Pacific Gas and Electric Company, hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Senior Vice President—Chief Financial Officer and Treasurer (principal financial officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 2002, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have signed these presents this 19th day of February, 2003.

KENT M. HARVEY Kent M. Harvey

POWER OF ATTORNEY

        DINYAR B. MISTRY, the undersigned, Vice President—Controller of Pacific Gas and Electric Company, hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Vice President—Controller (principal accounting officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 2002, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have signed these presents this 19th day of February, 2003.

DINYAR B. MISTRY Dinyar B. Mistry

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  Exhibit 24.2